© Fifth Third Bank | All Rights Reserved
Deutsche Bank Financial Services
Investor Conference
Dan Poston
Executive Vice President & Chief Financial Officer
June 5, 2013
Please refer to earnings release dated April 18, 2013 and
10-Q dated May 9, 2013 for further information
Exhibit 99.1

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A strong franchise with strong momentum
Return on avg. assets Net charge-off ratio
Net income available to
common shareholders ($MM)
Generated highest level of net income
to common shareholders since 2005.
Improving profitability approaching
target for normalized environment.
Problem assets are at the lowest
levels in five years.
Tier 1 common ratio* Total payout ratio ALLL / NPLs
Coverage levels more than adequate
to protect against potential losses.
Capital ratios continue to be strong
and grow to record levels.
Payouts to shareholders
approached $1B in 2012.
31%
63%
11%
Other
* Non-GAAP measure; see Reg. G reconciliation on page 10.
Vantiv
0.64%
0.67%
1.15%
1.34%
2009 2010 2011 2012
3.20%
3.02%
1.49%
0.85%
2009 2010 2011 2012
$511 $503
$1,094
$1,541
2009 2010 2011 2012
6.99%
7.48%
9.35%
9.51%
2009 2010 2011 2012
127%
179%
157%
180%
2009 2010 2011 2012
6%
6%
23%
21%
2009 2010 2011 2012
Dividends
Share Repurchase

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Strong revenue and profit generation
Peer med. 1.7%
2.1%
1Q13 returns strong relative to peers
ROAA ROATCE
• Business mix provides higher than average diversity between spread and fee revenues (45+% of revenue)
• Relatively strong margin and relatively high fee income contribution drives strong profitability despite interest rate environment
1Q13 PPNR* / Average Assets
PPNR and ROATCE are Non-GAAP measures. See Reg. G reconciliation on page 10.
* Excludes securities gains / losses for FITB and peers. Also excludes goodwill impairment charge for peers as applicable.
Significant purchase
accounting benefit
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
USB WFC MTB BBT FITB PNC HBAN STI RF KEY CMA ZION
1.41%
1.09%
FITB Peer Median
15.5%
13.7%
FITB Peer Median
Source: SNL Financial and Company Reports. Data as of 1Q13. Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.

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Strong capital position and strong capital
generation support ability to return capital to shareholders
Total payout yield (5 quarters through 3/31/13)
Total payout yield for the period 01/01/12-03/31/13 uses stock price and market  cap as of 5/29/13.
Increased quarterly common stock dividend 38%
and repurchased 5.5% of outstanding common stock
~$1.2 billion in capital returned
to common shareholders
(5 quarters through 3/31/13)
$175MM
Vantiv-related
repurchases
$600MM
other
repurchases
$421MM
dividends
7.3%
7.0%
6.4%
5.4%
5.3%
4.8%
3.3%
3.3%
3.1%
0.8%
0.6%
0.5%
0.2%
0%
1%
2%
3%
4%
5%
6%
7%
8%
FITB CMA USB HBAN KEY WFC PNC MTB BBT STI COF RF ZION
$0
$200
$400
$600
$800
$1,000
$1,200
2012 CCAR

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Strategic focus areas
Business Growth Opportunities Expense Opportunities
Retail Banking • Deepen share of wallet and cross sell
• Attract and retain households
through product offerings valued by
customers (simplified deposits,
bundles)
• Lower cost to serve through
multi-channel distribution and
branch efficiencies
• Continue to enhance mobile, web,
and ATM channels
Commercial Banking • Grow lead relationships, fee income,
and loans
• Continue to leverage industry
expertise in verticals for additional
growth
• New treasury management product
offerings
• Enhanced productivity of sales
staff
• Streamline credit process
Business Banking • Attract and retain relationships
through innovative credit products
and attractive new product bundles
• Improve cost structure by
aligning channels and cost to
serve
Wealth Management • Investment and retirement focus
• Enhance productivity through
new sales tools for advisors
Residential Mortgage • Drive higher purchase origination
volume
• Further improve origination and
servicing cost
• If and when volumes decline,
variable costs decline and fixed
costs reduced over time

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Well-positioned for success and leadership in new banking landscape
Key themes
Strong levels of
profitability
Broad-based
credit
improvements
Exceed fully
phased-in Basel
III capital
standards today
Well-established
franchise in key
markets
Organic growth
success
Continued
investments to
maintain and
enhance
revenue-
generation
Disciplined
expense control
Traditional
banking focus
consistent with
direction of
financial reform

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Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as
amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on
Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial
Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth
Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and
Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price;
(16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks;
and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved Appendix

FIFTH THIRD BANK

$800
$700
$600
$500
$400
$300
$200
$100
$0
34
14
583
40
17
593
59
14
598
68
13
638
24
10
602
1Q12
2Q12
3Q12
4Q12
1Q13
PPNR $694 $636 $568 $616 $653
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

58%
62%
65%
61%*
60%
62%
1Q12
4Q12
1Q13
Efficiency Ratio
Adjusted

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($ in millions) 1Q12 2Q12 3Q12 4Q12 1Q13
Income before income taxes (U.S. GAAP) (a) $603 $565 $503 $540 $591
Add: Provision expense (U.S. GAAP) (b) 91 71 65 76 62
PPNR (a) + (b) $694 $636 $568 $616 $653
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Gain from Vantiv IPO (1Q12) and sale of shares (4Q12) (115)         -            -            (157)         -
Vantiv debt refinancing 34             -            -            -            -
Valuation of 2009 Visa total return swap 19             11             1               15             7
Vantiv warrant & puts (46)            (56)            16             19             (34)
Valuation of bank premises moved to HFS -            17             -            -            -
Litigation reserve additions in revenue -            6               -            -            -
Sale of certain Fifth Third funds -            -            (13)            -            (7)
Securities (gains) / losses (9)              (3)              (2)              (2)              (17)
In noninterest expense:
Debt extinguishment (gains) / losses 9               -            26             134           -
Non-income tax related assessment resolution (23)            -            -            -            -
Sale of certain Fifth Third funds -            -            2               -            -
Severance expense 6               -            -            -            -
FDIC insurance expense -            (9)              -            -            -
Gain on sale of affordable housing -            (8)              (5)              -            (9)
Litigation reserve additions in expense 14             (1)              5               13             9
Adjusted PPNR $583 $593 $598 $638 $602
Credit-related items^^:
In noninterest income 14             17             14             13             10
In noninterest expense 34             40             59             68             24
Credit-adjusted PPNR** $631 $650 $671 $719 $636
Pre-tax pre-provision earnings*
PPNR trend
* Non-GAAP measure.  See Reg. G reconciliation on page 10.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the
Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See Slides 7 and 8 of “1Q13 Conference Call Presentation” (dated 4/18/13) for detailed breakout of credit-related items.
# 60% also excluding  4Q12 mortgage repurchase reserve build
• PPNR of $653MM up 6% from 4Q12 levels and down 6% from
prior year
• Adjusted PPNR of $602MM, down 6% sequentially and up 3%
from prior year
– Sequential change due primarily to lower mortgage
revenue and seasonal increase in FICA and
unemployment expense, partially offset by lower credit
costs
PPNR reconciliation
Efficiency ratio

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2013 2012 2012 2012 2012
Income before income taxes (U.S. GAAP) $591 $540 $503 $565 $603
Add: Provision expense (U.S. GAAP) 62 76 65 71 91
Pre-provision net revenue (a) 653 616 568 636 694
Net income available to common shareholders (U.S. GAAP) 413                             390                             354                             376                             421
Add: Intangible amortization, net of tax 1                                 2                                 2                                 2                                 3
Tangible net income available to common shareholders 414                             392                             356                             378                             424
Tangible net income available to common shareholders (annualized) (b) 1,679                         1,559                         1,416                         1,520                         1,705
Average Bancorp shareholders' equity (U.S. GAAP) 13,779                       13,855                       13,887                       13,628                       13,366
Less: Average preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,416)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (26)                              (28)                              (31)                              (34)                              (38)
Average tangible common equity (c) 10,939                       11,012                       11,041                       10,779                       10,513
2012 2011 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) $13,716 $13,201 $14,051 $13,497
Goodwill and certain other intangibles (2,499)                        (2,514)                        (2,546)                        (2,565)
Unrealized gains (375)                           (470)                           (314)                           (241)
Qualifying trust preferred securities 810                             2,248                         2,763                         2,763
Other 33                               38                               11                               (26)
Tier I capital 11,685                       12,503                       13,965                       13,428
Less: Preferred stock (398)                           (398)                           (3,654)                        (3,609)
Qualifying trust preferred securities (810)                           (2,248)                        (2,763)                        (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (48)                              (50)                              (30)                              -
Tier I common equity (d) 10,429                       9,807                         7,518                         7,056
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (e) 109,699                     104,945                     100,561                     100,933
Ratios:
Return on average tangible common equity (b) / (c) 15.5% 14.1% 12.8% 14.1% 16.2%
Tier I common equity (d) / (e) 9.51% 9.35% 7.48% 6.99%
For the Three Months Ended
For the Year Ended